MFS(R) MONEY MARKET FUND*

                      MFS(R) GOVERNMENT MONEY MARKET FUND*


                      Supplement to the Current Prospectus

Effective immediately, the section entitled "Pricing of Fund Shares" under the caption "VIII Other Information in the funds' prospectus, is hereby restated as follows:


VIII      OTHER INFORMATION

>>        Pricing of Fund Shares

          The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern Time on each day the NYSE is open for business. The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its securities at amortized cost or at fair value as determined under the direction of the Board of Trustees when a determination is made that amortized cost does not constitute fair value.

          You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFS receives your order by:

          o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

          o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.


                The date of this Supplement is December 1, 2003.

* El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancies entre las versiones en ingles y en espanol, se considerara valida la version en ingles.